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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Date of report:  February 4, 1998

                           MULTICOM PUBLISHING, INC.
             (Exact Name of Registrant as specified in its charter)

           Washington                               91-1551337
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                  Identification No.)

                        Commission File Number:  1-11857

  1100 Olive Way, 12th Floor                            98101
    Seattle, Washington                              (Zip Code)
   (Address of principal
    executive offices)

      Registrant's telephone number, including area code:  (206) 622-5530
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On March 29, 1996, the Registrant entered into a loan agreement, as amended from time to time, (the "Loan Agreement"), with Sirrom Investments, Inc. ("Sirrom"). The Loan Agreement was secured by substantially all of the assets of the Registrant (the "Assets"), pursuant to a security agreement entered into between the Registrant and Sirrom of even date (the "Security Agreement"). Sirrom subsequently gave notice of a default under the Loan Agreement, instituted foreclosure proceedings and held a public foreclosure sale on February 2, 1998 (the "Foreclosure Date") at which the Assets were sold.

     Under the terms of the Loan Agreement, the Registrant was authorized to borrow $3,000,000.00 at an interest rate of thirteen percent (13%) per annum (computed on the basis of a 360-day year). Interest was payable on the first day of each month beginning in May 1996 until March 29, 2001, at which time the entire outstanding balance, together with all accrued and unpaid interest, was to become immediately due and payable in full. On December 31, 1997, Sirrom gave notice to the Registrant of a default under the Loan Agreement and of its intentions to conduct a public foreclosure sale on the Foreclosure Date. Public notice was published in accordance with applicable law beginning on January 19, 1998. At the Foreclosure Date, the balance of principal and interest outstanding secured by the Security Agreement was $3,765,791.00. The high bid at the foreclosure sale, and the resulting sale price of the Assets, was $2,000,000.00. The Assets were purchased subject to the senior liens of Cupertino National Bank and Meredith Corporation in the aggregate amount of approximately $2,000,000.00.

ITEM 5.  OTHER EVENTS.

     Effective January 31, 1998, prior to disposition of substantially all of the Registrant's assets, all of the officers and directors of the Registrant resigned their positions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The exhibits to this Form 8-K are listed in the accompanying Index to Exhibits.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           MULTICOM PUBLISHING, INC.
                                                 (Registrant)



February 4, 1998                           By  /s/ PETER HAIRSTON, Jr.
                                             -----------------------
                                               PETER HAIRSTON, Jr.
                                                    President
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                               INDEX TO EXHIBITS

Exhibit
Number      Exhibit
-------     -------

4.1* Loan Agreement between Sirrom Investments, Inc. and Multicom Publishing, Inc. dated as of March 29, 1996, with Stock Purchase Warrant to Sirrom Investments, Inc., Security Agreement, Patent and Trademark Security Agreement, and Copyright and Royalty Security Agreement, filed as Exhibit 10.18 to the Company's Registration Statement on Form SB-2.

4.2* First Amendment to Loan Agreement and Loan Documents dated February 7, 1997, between Multicom Publishing, Inc. and Sirrom Investments, Inc., with Amended and Restated Secured Promissory Note payable to Sirrom Investments, Inc., filed as Exhibit 10.2 to the Company's Quarterly Report on Form 10-QSB for the period ended March 31, 1997.

4.3* Second Amendment to Loan Agreement and Loan Documents dated February 11, 1997, between Multicom Publishing, Inc. and Sirrom Investments, Inc., with Amended and Restated Secured Promissory Note payable to Sirrom Investments, Inc., filed as Exhibit 10.4 to the Company's Quarterly Report on Form 10-QSB for the period ended March 31,
            1997.


*Incorporated by reference.